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                                                                EXHIBIT 10.23


                 SECOND AMENDMENT TO TERM LOAN PROMISSORY NOTE

                 THIS SECOND AMENDMENT TO TERM LOAN PROMISSORY NOTE (this "Amendment") is made this 14th day of June, 1996, by FALCONITE, INC., an Illinois corporation ("Borrower"), and is accepted by CITIZENS BANK & TRUST COMPANY OF PADUCAH ("Lender").

                                  WITNESSETH:

                 WHEREAS, Borrower has heretofore executed and delivered to Lender its Term Loan Promissory Note dated October 5, 1995, and payable to the order of Lender in the original principal amount of Seven Million Dollars ($7,000,000.00), as amended by that certain First Amendment to Term Loan Promissory Note dated January 5, 1996, pursuant to which, among other things, the principal amount of said Term Loan Promissory Note was increased from Seven Million Dollars ($7,000,000.00) to Nine Million Dollars ($9,000,000.00) (as so amended, the "Note"); and

                 WHEREAS, Borrower desires to amend the Note in the manner hereinafter set forth and Lender is willing to consent thereto on the terms and conditions hereinafter set forth;

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby amends the Note as follows:

                 1. The first full paragraph on page 2 of the Note is hereby deleted in its entirety and the following substituted in lieu thereof:

                          "This Note has been executed and delivered pursuant
                 to the terms of that certain Revolving Credit and Term Loan Agreement dated October 5, 1995, by and between Borrower and Lender, as amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated January 5, 1996, and that certain Second Amendment to Revolving Credit and Term Loan Agreement dated June 14, 1996 (as so amended and as the same may from time to time be further amended, modified, extended or renewed, the "Loan Agreement") and is the "Term Note" referred to therein. Reference is hereby made to the Loan Agreement for a statement of (i) the events upon which the maturity of this Note may be accelerated and (ii) other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement."
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                 2.       The third full paragraph on page 2 of the Note is
hereby deleted in its entirety and the following substituted in lieu thereof:

                          "As consideration for this Note, the Guarantors have
                 executed that certain Continuing Guaranty dated October 5, 1995, in favor of Lender, as amended by that certain First Amendment to Continuing Guaranty dated January 5, 1996, and that certain Second Amendment to Continuing Guaranty dated June 14, 1996 (as so amended and as the same may from time to time be further amended, modified, extended or renewed, the "Continuing Guaranty"). Reference is hereby made to the Continuing Guaranty for (i) a description of the guaranty and
                 (ii) a statement of the terms and conditions upon which this
                 Note is guaranteed."

                 3. Except to the extent specifically amended by this Amendment, all of the terms, provisions and conditions contained in the Note shall be and remain in full force and effect and the same are hereby ratified and confirmed.

                 4. All references in the Note to "this Note" and any other references of similar import shall henceforth mean the Note as amended by this Amendment.

                 5. Borrower hereby represents and warrants to Lender that:

                          (a)     the execution, delivery and performance by
Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official or any other third party;

                          (b)     the execution, delivery and performance by
Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which Borrower is a party or by which it is bound or to which it is subject;

                          (c)     this Amendment has been duly executed and
delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms; and

                          (d)     as of the date hereof, all of the
representations, warranties and covenants of Borrower set forth in





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the Note are true and correct and no default or event of default under or within the meaning of the Note has occurred and is continuing.

                 6. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign or delegate any of its rights or obligations hereunder.

                 7. This Amendment shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Kentucky (without reference to conflict of law principles).

                 8. In the event of any inconsistency or conflict between the Note and this Amendment, the terms, provisions and conditions contained in this Amendment shall govern and control.

                 9. Lender is hereby authorized to attach this Amendment to the Note as a part thereof.

                 IN WITNESS WHEREOF, Borrower has executed this Second Amendment to Term Loan Promissory Note this 14th day of June, 1996.


                               FALCONITE, INC.



                               By:     /s/ Michael A. Falconite
                                  --------------------------------
                               Name:     Michael A. Falconite
                                     ------------------------------
                               Title:    President
                                     -----------------------------



                 Accepted this 14th day of June, 1996.


                                CITIZENS BANK & TRUST COMPANY OF PADUCAH



                               By:   /s/ Scott A. Houston
                                  --------------------------------
                               Name:    Scott A. Houston
                                    ------------------------------
                               Title:   Vice President
                                     -----------------------------





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